UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund (Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	December 31
Date of reporting period:	June 30, 2024

ITEM 1. REPORT TO STOCKHOLDERS.

Semiannual report
John Hancock
Hedged Equity & Income Fund
Closed-end international equity
Ticker: HEQ
June 30, 2024

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund currently makes quarterly distributions of an amount equal to $0.2500 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the fund’s Plan. The fund’s total return at net asset value (NAV) is presented in the "Financial highlights" section.
With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income-tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with "yield" or "income".

John Hancock
Hedged Equity & Income Fund

2	Your fund at a glance
3	Portfolio summary
5	Fund’s investments
21	Financial statements
24	Financial highlights
25	Notes to financial statements
34	Investment objective, principal investment strategies, and principal risks
38	Additional information
40	Shareholder meeting
41	Evaluation of advisory and subadvisory agreements by the Board of Trustees
47	More information
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/2024 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
2	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

Portfolio summary
SECTOR COMPOSITION AS OF 6/30/2024 (% of net assets)

TOP 10 HOLDINGS AS OF 6/30/2024 (% of net assets)
Johnson & Johnson	1.5
Broadcom, Inc.	1.5
JPMorgan Chase & Co.	1.4
TotalEnergies SE	1.4
Philip Morris International, Inc.	1.3
Merck & Company, Inc.	1.3
Exxon Mobil Corp.	1.2
Iberdrola SA	1.1
Cisco Systems, Inc.	1.1
The Procter & Gamble Company	1.1
TOTAL	12.9
Cash and cash equivalents are not included.

SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	3

COUNTRY COMPOSITION AS OF 6/30/2024 (% of net assets)
United States	45.0
Japan	8.5
United Kingdom	7.1
France	5.7
Taiwan	4.5
China	4.3
India	3.3
Germany	2.6
Switzerland	2.3
Spain	2.2
Other countries	14.5
TOTAL	100.0
4	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

Fund’s investments
AS OF 6-30-24 (unaudited)
	Shares	Value
Common stocks 96.4%		$136,193,710
(Cost $138,215,523)
Communication services 3.1%		4,412,253
Diversified telecommunication services 1.9%
AT&T, Inc.	31,182	595,888
BCE, Inc.	3,582	116,018
BT Group PLC	54,869	97,275
Koninklijke KPN NV	54,947	210,597
KT Corp.	3,049	82,632
LG Uplus Corp.	6,283	44,747
Orange Polska SA	25,291	49,029
Orange SA	8,626	86,523
Proximus SADP	5,772	45,942
Spark New Zealand, Ltd.	20,882	52,939
Telefonica Brasil SA	9,598	77,847
Telenor ASA	10,347	118,163
Verizon Communications, Inc.	26,408	1,089,066
Entertainment 0.1%
Avex, Inc.	2,920	24,822
DeNA Company, Ltd.	3,340	33,246
Interactive media and services 0.0%
Baidu, Inc., Class A (A)	3,924	42,481
Media 0.6%
Dentsu Group, Inc.	2,870	72,670
Hakuhodo DY Holdings, Inc.	6,260	45,824
Megacable Holdings SAB de CV	17,305	43,672
Metropole Television SA	2,683	33,642
Nippon Television Holdings, Inc.	5,480	79,594
Omnicom Group, Inc.	4,151	372,345
RTL Group SA	1,306	39,656
Television Francaise 1 SA	6,173	48,200
TV Asahi Holdings Corp.	4,100	54,599
WPP PLC	11,456	104,899
Wireless telecommunication services 0.5%
KDDI Corp.	7,254	192,169
MTN Group, Ltd.	6,509	30,289
T-Mobile US, Inc.	872	153,629
Vodacom Group, Ltd.	69,675	373,850
Consumer discretionary 7.5%		10,580,039
Automobile components 0.4%
Continental AG	931	52,729
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	5

	Shares	Value
Consumer discretionary (continued)
Automobile components (continued)
Hankook Tire & Technology Company, Ltd.	1,174	$38,365
Hyundai Mobis Company, Ltd.	493	89,565
Koito Manufacturing Company, Ltd.	2,380	32,811
NOK Corp.	1,405	18,726
Nokian Renkaat OYJ	4,860	39,941
Stanley Electric Company, Ltd.	3,428	61,425
Sumitomo Electric Industries, Ltd.	1,828	28,580
Sumitomo Rubber Industries, Ltd.	5,010	50,265
Tachi-S Company, Ltd.	2,290	28,036
Tokai Rika Company, Ltd.	2,620	35,344
Toyota Boshoku Corp.	2,670	35,462
TS Tech Company, Ltd.	3,590	42,617
Unipres Corp.	1,240	10,389
Valeo SE	4,121	44,067
Automobiles 1.2%
Bayerische Motoren Werke AG	3,900	368,907
Dongfeng Motor Group Company, Ltd., H Shares (A)	56,861	16,204
Great Wall Motor Company, Ltd., H Shares	60,685	93,365
Hero MotoCorp, Ltd.	1,136	76,006
Honda Motor Company, Ltd.	4,000	43,000
Isuzu Motors, Ltd.	33,015	438,916
Mercedes-Benz Group AG	984	68,104
Nissan Motor Company, Ltd.	21,460	72,856
Renault SA	1,644	84,312
Subaru Corp.	3,484	74,088
Toyota Motor Corp.	17,685	362,851
Broadline retail 0.1%
Alibaba Group Holding, Ltd.	5,469	49,291
ASKUL Corp.	3,470	47,128
Seria Company, Ltd.	2,820	51,101
Distributors 0.6%
D’ieteren Group	3,283	695,180
LKQ Corp.	3,814	158,624
Hotels, restaurants and leisure 1.5%
Accor SA	16,620	680,074
Darden Restaurants, Inc.	2,375	359,385
McDonald’s Corp.	1,701	433,483
OPAP SA	34,658	543,411
Starbucks Corp.	1,204	93,731
Household durables 1.6%
Coway Company, Ltd.	1,329	61,603
Crest Nicholson Holdings PLC	12,515	37,728
6	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Household durables (continued)
Garmin, Ltd.	645	$105,083
Nikon Corp.	2,945	29,887
Rinnai Corp.	2,840	64,754
SEB SA	6,069	622,885
Sekisui House, Ltd.	61,868	1,375,027
Leisure products 0.2%
Sankyo Company, Ltd.	19,517	212,222
Sega Sammy Holdings, Inc.	5,260	78,149
Specialty retail 1.7%
CECONOMY AG (A)	7,126	22,669
HLA Group Corp., Ltd., Class A	580,100	736,455
Industria de Diseno Textil SA	6,348	315,009
Kingfisher PLC	20,852	65,385
Lojas Renner SA	24,480	54,652
Mr. Price Group, Ltd.	16,122	182,449
The Home Depot, Inc.	2,414	830,995
Tractor Supply Company	541	146,070
Xebio Holdings Company, Ltd.	3,565	26,416
Textiles, apparel and luxury goods 0.2%
Burberry Group PLC	4,569	50,739
Sanyo Shokai, Ltd.	740	11,055
The Swatch Group AG, Bearer Shares	474	97,112
Yue Yuen Industrial Holdings, Ltd.	18,352	35,356
Consumer staples 8.7%		12,242,374
Beverages 1.4%
Ambev SA	31,155	63,591
Cia Cervecerias Unidas SA, ADR	3,683	41,913
Coca-Cola Icecek AS	1,554	39,310
Embotelladora Andina SA, Series B, ADR	2,354	40,489
Keurig Dr. Pepper, Inc.	6,895	230,293
Kirin Holdings Company, Ltd.	3,250	41,982
PepsiCo, Inc.	2,660	438,714
Pernod Ricard SA	2,968	404,953
The Coca-Cola Company	10,292	655,086
Consumer staples distribution and retail 0.3%
Atacadao SA (A)	27,411	44,229
Carrefour SA	6,625	93,878
J Sainsbury PLC	11,521	37,119
Tsuruha Holdings, Inc.	1,045	59,402
Walgreens Boots Alliance, Inc.	10,109	122,268
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	7

	Shares	Value
Consumer staples (continued)
Food products 1.7%
Archer-Daniels-Midland Company	2,803	$169,441
Astral Foods, Ltd. (A)	3,385	30,356
Conagra Brands, Inc.	18,283	519,603
General Mills, Inc.	1,603	101,406
Kellanova	3,458	199,457
Nestle SA	7,542	769,844
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	188,909	9,338
Tate & Lyle PLC	7,562	56,986
Thai Union Group PCL	97,619	39,556
The Kraft Heinz Company	9,153	294,910
Ulker Biskuvi Sanayi AS (A)	16,011	83,565
WH Group, Ltd. (B)	101,173	66,593
Household products 1.7%
Colgate-Palmolive Company	4,835	469,188
Kimberly-Clark Corp.	554	76,563
Reckitt Benckiser Group PLC	5,497	297,383
The Procter & Gamble Company	9,450	1,558,494
Personal care products 0.7%
Kenvue, Inc.	11,244	204,416
Unilever PLC	9,273	508,970
Unilever PLC, ADR	5,542	304,755
Tobacco 2.9%
Altria Group, Inc.	20,744	944,889
British American Tobacco PLC	19,062	585,578
Japan Tobacco, Inc.	26,962	730,116
Philip Morris International, Inc.	18,827	1,907,740
Energy 9.4%		13,263,177
Energy equipment and services 0.2%
Baker Hughes Company	5,631	198,042
Trican Well Service, Ltd.	7,013	24,709
Oil, gas and consumable fuels 9.2%
ARC Resources, Ltd.	2,640	47,105
BP PLC	34,165	205,700
Chevron Corp.	7,324	1,145,620
China Coal Energy Company, Ltd., H Shares	599,528	700,232
Coal India, Ltd.	78,039	442,464
ConocoPhillips	2,828	323,467
Coterra Energy, Inc.	24,968	665,897
Diamondback Energy, Inc.	1,778	355,938
Enbridge, Inc.	8,126	289,092
Eni SpA	23,453	360,113
8	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
EOG Resources, Inc.	8,426	$1,060,581
EQT Corp.	5,676	209,898
Equinor ASA	17,388	498,059
Exxon Mobil Corp.	14,361	1,653,238
Indian Oil Corp., Ltd.	371,604	734,993
Oil & Natural Gas Corp., Ltd.	5,510	18,091
OMV AG	5,825	253,197
ONEOK, Inc.	10,134	826,428
ORLEN SA	23,902	401,574
Phillips 66	1,166	164,604
Shell PLC	11,060	396,700
Targa Resources Corp.	1,175	151,317
TotalEnergies SE	28,646	1,917,957
Ultrapar Participacoes SA	4,548	17,573
Woodside Energy Group, Ltd.	10,652	200,588
Financials 22.6%		31,992,062
Banks 10.2%
ABN AMRO Bank NV (B)	6,700	110,039
AIB Group PLC	14,298	75,509
Banco Bilbao Vizcaya Argentaria SA	16,446	165,093
Banco Bradesco SA, ADR	37,334	83,628
Banco do Brasil SA	12,606	60,233
Bank Mandiri Persero Tbk PT	529,762	198,191
Bank of America Corp.	13,580	540,077
Bank of Baroda	243,734	802,169
Bank of Beijing Company, Ltd., Class A	95,204	76,441
Bank of Changsha Company, Ltd., Class A	670,700	754,582
Bank of Chengdu Company, Ltd., Class A	38,426	80,299
Bank of Ireland Group PLC	7,080	73,961
Bank of Jiangsu Company, Ltd., Class A	112,493	114,958
BNP Paribas SA	2,064	131,997
BPER Banca SpA	20,034	101,418
CaixaBank SA	16,287	86,493
Canara Bank	34,578	49,450
CIMB Group Holdings BHD	35,804	51,585
Dah Sing Financial Holdings, Ltd.	8,479	23,590
DGB Financial Group, Inc.	5,980	34,817
DNB Bank ASA	13,763	270,042
Erste Group Bank AG	2,681	126,906
FinecoBank SpA	23,183	344,482
HSBC Holdings PLC	31,530	272,167
Huntington Bancshares, Inc.	9,269	122,165
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	9

	Shares	Value
Financials (continued)
Banks (continued)
Industrial Bank of Korea	64,035	$651,915
ING Groep NV	7,938	136,396
JPMorgan Chase & Co.	9,709	1,963,742
Kasikornbank PCL	28,878	98,470
Kasikornbank PCL, NVDR	1,541	5,255
KB Financial Group, Inc.	1,820	103,522
M&T Bank Corp.	4,211	637,377
Mitsubishi UFJ Financial Group, Inc.	22,542	243,274
Mizuho Financial Group, Inc.	14,563	306,513
Regions Financial Corp.	10,899	218,416
Resona Holdings, Inc.	13,190	87,742
Royal Bank of Canada	5,427	577,788
Sberbank of Russia PJSC, ADR (A)(C)	3,353	1,241
Security Bank Corp.	19,256	20,669
Shanghai Pudong Development Bank Company, Ltd., Class A	671,100	759,179
Shinhan Financial Group Company, Ltd.	3,917	136,554
Societe Generale SA	31,745	746,359
Standard Bank Group, Ltd.	13,254	154,328
Standard Chartered PLC	16,769	151,415
Sumitomo Mitsui Trust Holdings, Inc.	5,730	131,682
The Bank of Nova Scotia	6,758	309,138
The PNC Financial Services Group, Inc.	952	148,017
The Tochigi Bank, Ltd.	7,250	16,737
Truist Financial Corp.	12,777	496,386
U.S. Bancorp	12,647	502,086
Unicaja Banco SA (B)	38,086	52,363
UniCredit SpA	6,849	253,454
Union Bank of India, Ltd.	431,325	705,000
VTB Bank PJSC, GDR (A)(C)	55,420	776
Capital markets 4.0%
Ares Management Corp., Class A	6,986	931,094
BlackRock, Inc.	756	595,214
CME Group, Inc.	2,691	529,051
Hargreaves Lansdown PLC	25,962	370,074
HDFC Asset Management Company, Ltd. (B)	17,319	830,050
Morgan Stanley	10,112	982,785
St. James’s Place PLC	8,234	56,583
The Blackstone Group, Inc.	4,973	615,657
The Carlyle Group, Inc.	2,053	82,428
The Goldman Sachs Group, Inc.	169	76,442
TPG, Inc.	3,485	144,453
UBS Group AG	16,752	492,009
10	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Consumer finance 0.0%
Vanquis Banking Group PLC	9,172	$5,815
Financial services 1.0%
Fidelity National Information Services, Inc.	1,427	107,539
FirstRand, Ltd.	119,198	505,544
Yuanta Financial Holding Company, Ltd.	754,309	743,896
Insurance 7.1%
Admiral Group PLC	10,746	355,102
Ageas SA/NV	1,770	80,759
AIA Group, Ltd.	32,600	220,563
Allianz SE	3,457	960,116
American Financial Group, Inc.	1,731	212,948
American International Group, Inc.	3,098	229,996
Assicurazioni Generali SpA	9,135	227,406
AXA SA	27,309	894,950
Caixa Seguridade Participacoes SA	9,093	23,277
China Reinsurance Group Corp., H Shares	489,730	35,707
China Taiping Insurance Holdings Company, Ltd.	700,873	714,490
CNA Financial Corp.	11,340	522,434
Dai-ichi Life Holdings, Inc.	4,065	108,860
Fubon Financial Holding Company, Ltd.	314,544	768,176
Japan Post Insurance Company, Ltd.	3,610	70,208
Legal & General Group PLC	178,709	511,745
MetLife, Inc.	3,707	260,194
MS&AD Insurance Group Holdings, Inc.	4,700	104,932
Muenchener Rueckversicherungs-Gesellschaft AG	749	374,467
NN Group NV	2,403	111,688
Old Mutual, Ltd.	88,060	59,982
Phoenix Group Holdings PLC	94,061	619,198
PICC Property & Casualty Company, Ltd., H Shares	166,000	205,800
Prudential PLC	10,909	98,912
Sanlam, Ltd.	32,228	143,328
Suncorp Group, Ltd.	8,626	99,751
T&D Holdings, Inc.	8,205	143,317
Talanx AG	5,519	439,807
The Allstate Corp.	500	79,830
Tokio Marine Holdings, Inc.	18,436	692,807
Tongyang Life Insurance Company, Ltd.	3,992	22,648
Tryg A/S	32,270	705,055
Mortgage real estate investment trusts 0.3%
Annaly Capital Management, Inc.	24,076	458,889
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	11

	Shares	Value
Health care 8.0%		$11,336,760
Biotechnology 0.9%
AbbVie, Inc.	4,365	748,685
Amgen, Inc.	660	206,217
Gilead Sciences, Inc.	4,096	281,027
Health care equipment and supplies 0.3%
Koninklijke Philips NV (A)	5,899	148,351
Medtronic PLC	3,103	244,237
Paramount Bed Holdings Company, Ltd.	1,460	24,759
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	59,526	28,297
Health care providers and services 0.7%
Alfresa Holdings Corp.	3,440	47,280
BML, Inc.	1,710	30,669
CVS Health Corp.	2,131	125,857
Fresenius SE & Company KGaA (A)	3,163	94,492
Netcare, Ltd.	57,955	40,382
UnitedHealth Group, Inc.	1,256	639,631
Pharmaceuticals 6.1%
Almirall SA	4,774	47,926
AstraZeneca PLC	2,494	388,149
AstraZeneca PLC, ADR	2,923	227,965
Bristol-Myers Squibb Company	12,578	522,364
Eisai Company, Ltd.	540	22,228
Genomma Lab Internacional SAB de CV, Class B	58,190	54,644
GSK PLC	10,914	209,922
Johnson & Johnson	14,683	2,146,054
Kissei Pharmaceutical Company, Ltd.	930	18,856
Merck & Company, Inc.	15,089	1,868,018
Novartis AG	6,215	661,721
Ono Pharmaceutical Company, Ltd.	3,300	45,089
Pfizer, Inc.	50,000	1,399,000
Roche Holding AG	3,229	894,623
Sanofi SA	982	94,707
Takeda Pharmaceutical Company, Ltd.	2,915	75,610
Industrials 9.0%		12,649,625
Aerospace and defense 1.2%
Austal, Ltd.	22,319	37,013
Babcock International Group PLC	6,324	41,782
BAE Systems PLC	30,007	499,815
General Dynamics Corp.	871	252,712
L3Harris Technologies, Inc.	1,033	231,991
Lockheed Martin Corp.	1,385	646,934
12	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Air freight and logistics 0.4%
United Parcel Service, Inc., Class B	3,265	$446,815
Yamato Holdings Company, Ltd.	4,700	51,793
Building products 1.2%
AGC, Inc.	21,493	699,354
Cie de Saint-Gobain SA	10,066	782,874
Johnson Controls International PLC	2,826	187,844
Commercial services and supplies 0.1%
Aeon Delight Company, Ltd.	1,589	39,470
Prosegur Cia de Seguridad SA	14,286	26,237
Construction and engineering 1.0%
ACS Actividades de Construccion y Servicios SA	17,644	762,079
Bouygues SA	16,107	517,750
Chiyoda Corp. (A)	4,635	8,726
Fugro NV	2,213	53,367
Implenia AG	302	10,791
JGC Holdings Corp.	5,735	45,084
Electrical equipment 0.2%
Cosel Company, Ltd.	3,010	23,487
Emerson Electric Company	2,582	284,433
Ushio, Inc.	1,970	25,698
Zumtobel Group AG	1,755	11,688
Ground transportation 0.1%
Ayvens SA (B)	6,715	39,140
Canadian National Railway Company	955	112,851
Industrial conglomerates 1.0%
3M Company	3,089	315,665
CK Hutchison Holdings, Ltd.	13,456	64,186
Honeywell International, Inc.	745	159,087
Metlen Energy & Metals SA	18,879	704,791
Siemens AG	598	111,303
Machinery 1.6%
Amada Company, Ltd.	3,220	35,802
Daimler Truck Holding AG	3,019	120,407
Deere & Company	878	328,047
Duerr AG	1,521	32,188
Hino Motors, Ltd. (A)	8,470	22,094
Hisaka Works, Ltd.	1,970	12,988
Kone OYJ, B Shares	1,848	91,626
Kubota Corp.	7,910	111,159
Makino Milling Machine Company, Ltd.	602	25,336
Makita Corp.	2,537	69,458
Nachi-Fujikoshi Corp.	1,140	24,905
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	13

	Shares	Value
Industrials (continued)
Machinery (continued)
OKUMA Corp.	591	$26,776
OSG Corp.	3,450	42,251
PACCAR, Inc.	8,782	904,019
SKF AB, B Shares	4,319	86,800
Stanley Black & Decker, Inc.	2,578	205,956
Sumitomo Heavy Industries, Ltd.	2,180	56,893
Tadano, Ltd.	5,010	35,344
THK Company, Ltd.	3,510	62,959
Tsubakimoto Chain Company	720	27,966
Passenger airlines 0.1%
easyJet PLC	12,279	70,831
Japan Airlines Company, Ltd.	2,550	40,290
Professional services 0.6%
Adecco Group AG	2,156	71,525
Bureau Veritas SA	9,890	274,834
Hays PLC	36,628	43,637
Pagegroup PLC	7,361	39,666
Paychex, Inc.	2,655	314,777
Persol Holdings Company, Ltd.	42,650	59,098
Randstad NV	1,550	70,374
SThree PLC	3,999	20,738
Transcosmos, Inc.	710	15,359
Trading companies and distributors 0.5%
Sumitomo Corp.	25,477	640,032
Travis Perkins PLC	5,185	50,397
Transportation infrastructure 1.0%
Atlas Arteria, Ltd.	192,574	654,601
China Merchants Expressway Network & Technology Holdings Company, Ltd., Class A	469,300	765,732
Information technology 14.5%		20,441,064
Communications equipment 1.2%
Cisco Systems, Inc.	32,907	1,563,412
Nokia OYJ	23,099	87,916
Telefonaktiebolaget LM Ericsson, B Shares	14,946	92,773
Electronic equipment, instruments and components 2.4%
Alps Alpine Company, Ltd.	4,190	40,175
Corning, Inc.	6,282	244,056
E Ink Holdings, Inc.	14,844	114,935
Foxconn Technology Company, Ltd.	14,529	31,892
Hamamatsu Photonics KK	1,823	48,972
Hon Hai Precision Industry Company, Ltd.	142,003	934,937
14	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
Maxell, Ltd.	3,280	$36,474
Nippon Chemi-Con Corp. (A)	2,430	24,830
PAX Global Technology, Ltd.	22,360	16,753
Shimadzu Corp.	6,458	161,863
Sunny Optical Technology Group Company, Ltd.	10,313	63,418
Synnex Technology International Corp.	296,591	667,481
TE Connectivity, Ltd.	1,322	198,868
WPG Holdings, Ltd.	280,608	776,050
IT services 1.8%
Accenture PLC, Class A	1,355	411,121
Amdocs, Ltd.	1,826	144,108
IBM Corp.	5,740	992,733
Infosys, Ltd.	12,920	242,450
Obic Company, Ltd.	1,338	172,645
Otsuka Corp.	23,181	447,118
SCSK Corp.	6,423	128,502
Semiconductors and semiconductor equipment 4.9%
ams AG (A)	22,390	30,952
Analog Devices, Inc.	3,348	764,214
ASMPT, Ltd.	2,593	35,909
Broadcom, Inc.	1,295	2,079,161
Flat Glass Group Company, Ltd., H Shares	36,549	53,629
Marvell Technology, Inc.	1,257	87,864
Microchip Technology, Inc.	1,279	117,029
Miraial Company, Ltd.	1,490	14,630
NVIDIA Corp.	5,750	710,355
NXP Semiconductors NV	977	262,901
Qualcomm, Inc.	4,168	830,182
Rohm Company, Ltd.	6,127	81,904
Taiwan Semiconductor Manufacturing Company, Ltd.	13,000	385,159
Texas Instruments, Inc.	7,394	1,438,355
Software 1.2%
Gen Digital, Inc.	11,108	277,478
Microsoft Corp.	706	315,547
Shanghai Baosight Software Company, Ltd., Class B	321,628	519,941
The Sage Group PLC	35,625	488,073
TOTVS SA	14,263	77,641
Technology hardware, storage and peripherals 3.0%
Apple, Inc.	1,630	343,311
Canon, Inc.	51,403	1,394,442
Catcher Technology Company, Ltd.	6,366	45,476
Chicony Electronics Company, Ltd.	22,934	120,661
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	15

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
HP, Inc.	24,778	$867,726
Lenovo Group, Ltd.	61,703	86,594
Pegatron Corp.	243,502	782,661
Quadient SA	2,069	38,700
Samsung Electronics Company, Ltd.	1,317	77,510
Seagate Technology Holdings PLC	2,850	294,320
Wiwynn Corp.	2,164	175,257
Materials 5.9%		8,349,502
Chemicals 1.1%
BASF SE	7,380	356,768
Celanese Corp.	893	120,457
China BlueChemical, Ltd., H Shares	59,940	17,042
Evonik Industries AG	3,842	78,395
International Flavors & Fragrances, Inc.	4,213	401,120
KH Neochem Company, Ltd.	2,370	33,887
LyondellBasell Industries NV, Class A	2,154	206,052
Mitsubishi Gas Chemical Company, Inc.	3,910	75,004
Nippon Shokubai Company, Ltd.	4,994	50,010
Nissan Chemical Corp.	2,909	92,462
PPG Industries, Inc.	1,107	139,360
Construction materials 0.8%
Asia Cement Corp.	590,744	798,270
Heidelberg Materials AG	1,486	153,614
Holcim, Ltd. (A)	1,094	96,701
Imerys SA	977	35,200
Semen Indonesia Persero Tbk PT	140,766	32,032
Taiheiyo Cement Corp.	2,050	51,575
Vicat SACA	873	31,402
Containers and packaging 0.5%
Amcor PLC, CHESS Depositary Interest	63,926	632,989
Nampak, Ltd. (A)	537	8,354
Metals and mining 3.3%
African Rainbow Minerals, Ltd.	9,931	123,542
Anglo American PLC	2,416	76,347
Barrick Gold Corp.	7,909	131,922
Barrick Gold Corp. (Toronto Stock Exchange)	4,724	78,800
BHP Group, Ltd.	21,375	610,939
Centamin PLC	29,951	45,771
Centerra Gold, Inc.	6,057	40,733
Dowa Holdings Company, Ltd.	1,580	56,496
Endeavour Mining PLC	1,912	40,391
Ferrexpo PLC (A)	22,950	13,019
16	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials (continued)
Metals and mining (continued)
Fortescue, Ltd.	10,676	$151,988
Fresnillo PLC	7,833	55,455
Jiangxi Copper Company, Ltd., H Shares	360,882	718,318
Maruichi Steel Tube, Ltd.	1,540	35,792
Neturen Company, Ltd.	2,880	19,902
Norsk Hydro ASA	2,015	12,562
OceanaGold Corp.	15,337	35,202
Rio Tinto PLC	14,584	956,977
Rio Tinto PLC, ADR	3,735	246,249
Rio Tinto, Ltd.	3,325	263,379
Tata Steel, Ltd.	386,882	808,798
Zijin Mining Group Company, Ltd., H Shares	45,062	94,946
Paper and forest products 0.2%
Mondi PLC	4,285	82,130
UPM-Kymmene OYJ	6,809	239,150
Real estate 1.8%		2,552,176
Diversified REITs 0.6%
Land Securities Group PLC	6,107	47,717
Stockland	180,418	499,716
The British Land Company PLC	7,251	37,689
WP Carey, Inc.	4,993	274,865
Hotel and resort REITs 0.1%
Host Hotels & Resorts, Inc.	7,086	127,406
Real estate management and development 0.1%
CK Asset Holdings, Ltd.	16,167	60,563
Daito Trust Construction Company, Ltd.	633	65,523
Mitsubishi Estate Company, Ltd.	4,040	63,603
Retail REITs 0.2%
Simon Property Group, Inc.	1,813	275,213
Specialized REITs 0.8%
Crown Castle, Inc.	5,568	543,994
Digital Realty Trust, Inc.	770	117,079
Gaming and Leisure Properties, Inc.	5,780	261,314
Weyerhaeuser Company	6,252	177,494
Utilities 5.9%		8,374,678
Electric utilities 3.4%
American Electric Power Company, Inc.	2,574	225,843
Avangrid, Inc.	15,268	542,472
CEZ AS	5,386	202,391
Duke Energy Corp.	8,092	811,061
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	17

	Shares	Value
Utilities (continued)
Electric utilities (continued)
Edison International	3,307	$237,476
Exelon Corp.	7,111	246,112
Iberdrola SA	124,252	1,612,161
NextEra Energy, Inc.	1,438	101,825
Pinnacle West Capital Corp.	969	74,012
PPL Corp.	6,212	171,762
Terna - Rete Elettrica Nazionale	51,746	398,891
The Southern Company	2,659	206,259
Gas utilities 0.2%
APA Group	12,543	66,672
Atmos Energy Corp.	1,840	214,636
Independent power and renewable electricity producers 0.9%
Ratch Group PCL	736,617	530,926
The AES Corp.	39,762	698,618
Multi-utilities 1.4%
Dominion Energy, Inc.	4,986	244,314
Engie SA	32,366	463,493
National Grid PLC	62,138	693,841
Sempra	7,570	575,774
Water utilities 0.0%

Cia de Saneamento Basico do Estado de Sao Paulo	4,186	56,139
Preferred securities 1.0%		$1,426,297
(Cost $1,005,457)
Consumer discretionary 0.8%		1,199,943
Automobiles 0.8%
Bayerische Motoren Werke AG	1,624	143,400
Hyundai Motor Company	4,537	596,970
Hyundai Motor Company, 2nd Preferred	2,145	284,447
Volkswagen AG	1,078	121,721
Specialty retail 0.0%
Raizen SA	101,200	53,405
Consumer staples 0.1%		70,962
Household products 0.1%
Henkel AG & Company KGaA	797	70,962
Financials 0.1%		113,975
Insurance 0.1%
Samsung Fire & Marine Insurance Company, Ltd. (A)	564	113,975
18	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials 0.0%		$41,417
Chemicals 0.0%

FUCHS SE	906	41,417
Exchange-traded funds 0.1%		$235,644
(Cost $227,189)
iShares Core MSCI EAFE ETF	3,244	235,644

	Par value^	Value
Escrow certificates 0.0%		$0
(Cost $194)
Texas Competitive Electric Holdings Company LLC (A)(C)	500,000	0
Short-term investments 0.6%		$800,000
(Cost $800,000)
Repurchase agreement 0.6%		800,000
Goldman Sachs Tri-Party Repurchase Agreement dated 6-28-24 at 5.320% to be repurchased at $800,355 on 7-1-24, collateralized by $819,265 Government National Mortgage Association, 3.000% - 5.500% due 1-20-51 to 3-20-54 (valued at $816,000)	800,000	800,000

Total investments (Cost $140,248,363) 98.1%	$138,655,651
Other assets and liabilities, net 1.9%	2,665,260
Total net assets 100.0%	$141,320,911

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	19

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	30	Long	Sep 2024	$8,254,393	$8,282,250	$27,857
Euro STOXX 50 Index Futures	203	Short	Sep 2024	(10,650,233)	(10,709,269)	(59,036)
FTSE 100 Index Futures	70	Short	Sep 2024	(7,237,676)	(7,266,549)	(28,873)
MSCI EAFE Index Futures	35	Short	Sep 2024	(4,060,621)	(4,100,600)	(39,979)
MSCI Emerging Markets Index Futures	80	Short	Sep 2024	(4,328,266)	(4,352,800)	(24,534)
Tokyo Price Index Futures	28	Short	Sep 2024	(4,791,703)	(4,891,168)	(99,465)
						$(224,030)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	1,717,915	CHF	1,515,000	MSI	9/18/2024	$15,888	—
USD	10,698,539	EUR	9,955,000	DB	9/18/2024	—	$(2,534)
USD	9,529,553	GBP	7,483,000	SCB	9/18/2024	64,904	—
USD	5,520,629	JPY	856,200,000	MSI	9/18/2024	135,902	—
USD	1,152,074	NOK	12,250,000	GSI	9/18/2024	2,545	—
						$219,239	$(2,534)

Derivatives Currency Abbreviations
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
USD	U.S. Dollar

Derivatives Abbreviations
DB	Deutsche Bank AG
GSI	Goldman Sachs International
MSI	Morgan Stanley & Co. International PLC
OTC	Over-the-counter
SCB	Standard Chartered Bank
At 6-30-24, the aggregate cost of investments for federal income tax purposes was $140,622,110. Net unrealized depreciation aggregated to $1,973,784, of which $8,022,009 related to gross unrealized appreciation and $9,995,793 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
20	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 6-30-24 (unaudited)

Assets
Unaffiliated investments, at value (Cost $140,248,363)	$138,655,651
Unrealized appreciation on forward foreign currency contracts	219,239
Cash	97,042
Foreign currency, at value (Cost $27,285)	27,170
Collateral held at broker for futures contracts	1,968,927
Dividends and interest receivable	854,900
Receivable for investments sold	6,068,262
Other assets	14,206
Total assets	147,905,397
Liabilities
Unrealized depreciation on forward foreign currency contracts	2,534
Payable for futures variation margin	42,762
Foreign capital gains tax payable	48,112
Payable for collateral on OTC derivatives	140,000
Payable for investments purchased	6,229,757
Payable to affiliates
Accounting and legal services fees	4,257
Trustees’ fees	12
Other liabilities and accrued expenses	117,052
Total liabilities	6,584,486
Net assets	$141,320,911
Net assets consist of
Paid-in capital	$159,129,894
Total distributable earnings (loss)	(17,808,983)
Net assets	$141,320,911

Net asset value per share
Based on 12,105,242 shares of beneficial interest outstanding - unlimited number of shares authorized with $0.01 par value	$11.67
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	21

STATEMENT OF OPERATIONS For the six months ended 6-30-24 (unaudited)

Investment income
Dividends	$5,029,454
Interest	102,961
Less foreign taxes withheld	(485,896)
Total investment income	4,646,519
Expenses
Investment management fees	672,327
Accounting and legal services fees	12,219
Transfer agent fees	7,194
Trustees’ fees	20,636
Custodian fees	28,983
Printing and postage	26,830
Professional fees	47,379
Stock exchange listing fees	11,817
Other	8,073
Total expenses	835,458
Less expense reductions	(5,664)
Net expenses	829,794
Net investment income	3,816,725
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	5,956,587[1]
Futures contracts	(1,532,298)
Forward foreign currency contracts	1,001,487
5,425,776
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(3,073,582)
Futures contracts	(216,711)
Forward foreign currency contracts	752,793
(2,537,500)
Net realized and unrealized gain	2,888,276
Increase in net assets from operations	$6,705,001

[1]	Net of foreign capital gains taxes of $73,975.
22	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 6-30-24 (unaudited)	Year ended 12-31-23
Increase (decrease) in net assets
From operations
Net investment income	$3,816,725	$6,279,171
Net realized gain (loss)	5,425,776	(207,124)
Change in net unrealized appreciation (depreciation)	(2,537,500)	5,472,029
Increase in net assets resulting from operations	6,705,001	11,544,076
Distributions to shareholders
From earnings	(6,064,121)[1]	(6,559,517)
From tax return of capital	—	(6,634,123)
Total distributions	(6,064,121)	(13,193,640)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	—	85,767
Repurchased	(455,867)	(830,615)
Total from fund share transactions	(455,867)	(744,848)
Total increase (decrease)	185,013	(2,394,412)
Net assets
Beginning of period	141,135,898	143,530,310
End of period	$141,320,911	$141,135,898
Share activity
Shares outstanding
Beginning of period	12,151,242	12,231,087
Issued pursuant to Dividend Reinvestment Plan	—	7,458
Shares repurchased	(46,000)	(87,303)
End of period	12,105,242	12,151,242

[1]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	23

Financial highlights
Period ended	6-30-24[1]	12-31-23	12-31-22	12-31-21	12-31-20	12-31-19
Per share operating performance
Net asset value, beginning of period	$11.61	$11.73	$13.04	$12.76	$14.85	$14.46
Net investment income[2]	0.31	0.51	0.56	0.53	0.39	0.59
Net realized and unrealized gain (loss) on investments	0.24	0.44	(0.71)	0.91	(1.15)	1.30
Total from investment operations	0.55	0.95	(0.15)	1.44	(0.76)	1.89
Less distributions
From net investment income	(0.50)[3]	(0.54)	(0.76)	(0.62)	(0.42)	(0.67)
From tax return of capital	—	(0.54)	(0.40)	(0.54)	(0.91)	(0.83)
Total distributions	(0.50)	(1.08)	(1.16)	(1.16)	(1.33)	(1.50)
Anti-dilutive impact of repurchase plan	0.01[4]	0.01[4]	—	—	—	—
Net asset value, end of period	$11.67	$11.61	$11.73	$13.04	$12.76	$14.85
Per share market value, end of period	$10.39	$10.05	$11.50	$13.00	$11.44	$14.91
Total return at net asset value (%)[5,6]	5.40[7]	9.53	(0.96)	11.69	(2.99)	13.89
Total return at market value (%)[5]	8.40[7]	(3.21)	(2.68)	24.20	(13.37)	26.41
Ratios and supplemental data
Net assets, end of period (in millions)	$141	$141	$144	$159	$156	$182
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18[8]	1.23	1.17	1.17	1.18	1.15
Expenses including reductions	1.17[8]	1.23	1.16	1.16	1.18	1.14
Net investment income	5.39[8]	4.46	4.52	3.98	3.14	3.97
Portfolio turnover (%)	101	124	163	120	117	125

[1]	Six months ended 6-30-24. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
[4]	The repurchase plan was completed at an average repurchase price of $9.91 for 46,000 and $9.51 for 87,303 shares for the periods ended 6-30-24 and 12-31-23, respectively.
[5]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.
24	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)
Note 1—Organization
John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.  Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor.  Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a
SEMIANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	25

significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of June 30, 2024, by major security category or type:
	Total value at 6-30-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$4,412,253	$2,448,465	$1,963,788	—
Consumer discretionary	10,580,039	2,182,023	8,398,016	—
Consumer staples	12,242,374	8,387,445	3,854,929	—
Energy	13,263,177	7,133,509	6,129,668	—
Financials	31,992,062	11,511,284	20,478,761	$2,017
Health care	11,336,760	8,463,699	2,873,061	—
Industrials	12,649,625	4,391,131	8,258,494	—
Information technology	20,441,064	12,020,382	8,420,682	—
Materials	8,349,502	1,440,286	6,909,216	—
Real estate	2,552,176	1,777,365	774,811	—
Utilities	8,374,678	4,406,303	3,968,375	—
Preferred securities
Consumer discretionary	1,199,943	53,405	1,146,538	—
Consumer staples	70,962	—	70,962	—
Financials	113,975	—	113,975	—
Materials	41,417	—	41,417	—
Exchange-traded funds	235,644	235,644	—	—
Escrow certificates	—	—	—	—
Short-term investments	800,000	—	800,000	—
Total investments in securities	$138,655,651	$64,450,941	$74,202,693	$2,017
26	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT

	Total value at 6-30-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Derivatives:
Assets
Futures	$27,857	$27,857	—	—
Forward foreign currency contracts	219,239	—	$219,239	—
Liabilities
Futures	(251,887)	(251,887)	—	—
Forward foreign currency contracts	(2,534)	—	(2,534)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These
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risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2023, the fund has a short-term capital loss carryforward of $14,646,101 and a long-term capital loss carryforward of $4,881,265 available to offset future net realized capital gains. These carryforwards do not expire.
As of December 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.2500 per share, which will be paid quarterly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also
28	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT

make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly pursuant to the Managed Distribution Plan described above. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies, derivative transactions, capital gains tax and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
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Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the six months ended June 30, 2024, the fund used futures contracts to manage against changes in certain securities markets. The fund held futures contracts with USD notional values ranging from $39.5 million to $41.2 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the six months ended June 30, 2024, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $28.6 million to $34.7 million, as measured at each quarter end.
30	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at June 30, 2024 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin[1]	Futures	$27,857	$(251,887)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	219,239	(2,534)
			$247,096	$(254,421)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the period end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2024:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Total
Currency	—	$1,001,487	$1,001,487
Equity	$(1,532,298)	—	(1,532,298)
Total	$(1,532,298)	$1,001,487	$(530,811)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2024:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Total
Currency	—	$752,793	$752,793
Equity	$(216,711)	—	(216,711)
Total	$(216,711)	$752,793	$536,082
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
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Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.95% of the fund’s average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate managed assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended June 30, 2024, this waiver amounted to 0.01% of the fund’s average daily net assets, on an annualized basis. This agreement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $5,664 for the six months ended June 30, 2024.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended June 30, 2024, were equivalent to a net annual effective rate of 0.94% of the fund’s average daily managed assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the six months ended June 30, 2024, amounted to an annual rate of 0.02% of the fund’s average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 6, 2011, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2024 and December 31, 2024, up to 10% of its outstanding common shares as of December 31, 2023. The share repurchase plan will remain in effect between January 1, 2024 and December 31, 2024.
During the six months ended June 30, 2024 and year ended December 31, 2023, the fund repurchased 0.38% and 0.71% of common shares, respectively. The weighted average discount per share on the repurchases amounted to 14.53% and 14.04% for the six months ended June 30, 2024 and year ended December 31, 2023, respectively. Shares repurchased and corresponding dollar amounts are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.
32	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT

Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $138,574,101 and $141,773,126, respectively, for the six months ended June 30, 2024.
SEMIANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	33

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
Principal Investment Strategies
Under normal circumstances, the fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange traded funds (“ETFs”), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts (“REITs”)), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes). The fund may invest in foreign issuers and foreign-currency securities without any limitation. The fund will notify shareholders at least 60 days prior to any change in this 80% policy.
The fund uses an equity strategy (the “Equity Strategy”) and an actively managed option overlay strategy (the “Option Strategy”) to pursue its investment objective. By combining these two strategies, the fund seeks to provide investors with a portfolio that will generate attractive long-term total returns with significant downside equity market protection.
The Equity Strategy will seek to provide broad-based exposure to equity markets, while emphasizing downside equity market protection. The goal of the Equity Strategy is a broadly diversified equity portfolio that is generally fully invested and seeks value across all market capitalization ranges, industries and sectors that seeks to participate in and capture the broader equity market returns in rising market conditions, while limiting losses relative to the broader equity markets in declining market circumstances through an effective combination of equity investment strategies.
The Option Strategy will pursue two goals: (i) to generate earnings for current distribution from option premiums; and (ii) downside equity market protection (through the use of U.S. equity index put options). The Option Strategy will seek to enhance risk-adjusted returns, generate earnings from option premiums and reduce overall portfolio volatility. The fund expects to write index call options on a substantial portion of the fund’s common stock portfolio, although this amount is expected to vary over time based upon U.S. equity market conditions and other factors, including the Advisor’s and Subadvisor’s assessment of market conditions and the liquidity needs of the fund to meet quarterly distributions.
The fund anticipates writing index call options on the S&P 500 Index (the “S&P 500”) with a typical expiration of approximately one month and with call strikes typically set slightly “out-of-the-money” (ranging from approximately 0%-7% above the then-current value of the index). The fund typically will limit notional exposure of the index call options from 0%-50% of the value of the fund’s portfolio securities. In certain circumstances or market conditions (including to meet distribution payments), the Subadvisor may write index call options on a lower percentage of the fund’s portfolio.
The Option Strategy typically will maintain an overall short position on the S&P 500 through its use of index call options. In certain circumstances, the fund may trade out of its index option positions during an intra-month period to lock in a gain, to limit risk, or to meet distribution payments. The Subadvisor retains the discretion to write call options on indices other than the S&P 500 if it deems this appropriate in particular market circumstances or based upon the fund’s stock holdings. A meaningful portion of the fund’s stock holdings will normally consist of
34	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

stocks not included in the indices on which it writes call options. The fund expects to primarily use listed/exchange-traded options contracts but may also use over-the-counter (“OTC”) options. OTC options may be utilized to obtain exposure to specific strike prices, expiration dates and/or exposure to underlying indices not available in the exchange-traded options market. The fund may also invest in derivatives such as futures contracts and foreign currency forward contracts.
The fund may also invest up to 20% of its net assets (plus borrowings for investment purposes) in fixed-income securities and fixed-income related instruments. These fixed-income securities may include non-investment grade (“high yield” or “junk bond”) instruments.”
The manager may also take into consideration environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended December 31, 2023, the fund’s aggregate distributions included a return of capital of $0.54 per share, or 50.28% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of the fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the Advisor, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment
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strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its NAV. A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts and options. Foreign currency forward contracts, futures contracts and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
LIBOR discontinuation risk. The official publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments traditionally utilized as the reference or benchmark rate for interest rate calculations, was discontinued as of June 30, 2023. However, a subset of British pound sterling and U.S. dollar LIBOR settings will continue to be published on a “synthetic” basis. The synthetic publication of the three-month sterling LIBOR will continue until March 31, 2024, and the publication of the one-, three- and six-month U.S. dollar LIBOR will continue until September 30, 2024. The discontinuation of LIBOR and a transition to replacement rates may lead to volatility and illiquidity in markets and may adversely affect the fund’s performance.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
36	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	37

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the six months ended June 30, 2024, distributions from net investment income totaling $0.5000 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions[1]
March 28, 2024	$0.2500
June 28, 2024	0.2500
Total	$0.5000

1A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage
38	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	39

SHAREHOLDER MEETING

The fund held its Annual Meeting of Shareholders on Tuesday, February 20, 2024. The following proposal was considered by the shareholders:
THE PROPOSAL PASSED ON FEBRUARY 20, 2024
PROPOSAL: To elect two (2) Trustees (Noni L. Ellison and Frances G. Rathke) to serve for a three-year term ending at the 2027 Annual Meeting of Shareholders.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Noni L. Ellison	9,734,028.000	336,446.000
Frances G. Rathke	9,722,720.000	347,754.000
Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Andrew G. Arnott, James R. Boyle, William H. Cunningham, Grace K. Fey, Dean C. Garfield, Deborah C. Jackson, Paul Lorentz, Hassell H. McClellan, Steven R. Pruchansky, and Gregory A. Russo.
40	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Hedged Equity & Income Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 24-27, 2024 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the meeting held on May 28-30, 2024. The Trustees who are not "interested persons" of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 24-27, 2024, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board  considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board was assisted by counsel for the fund and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	41

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity risk management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.
The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
42	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the fund’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor’s analysis of the fund’s performance; and
(e)	considered the fund’s share performance and premium/discount information.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index and its peer group median for the three-year period ended December 31, 2023 and underperformed its benchmark index and its peer group median for the one-, five- and ten-year periods ended December 31, 2023. The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index and relative to its peer group median for the one-, five- and ten-year periods.  The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.
The Board noted that net management fees for the fund are lower than the peer group median and that net total expenses for the fund are lower than the peer group median. The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	43

rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the fund, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(g)	noted that the subadvisory fees for the fund are paid by the Advisor and is negotiated at arm’s length;
(h)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.
The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the
44	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the fund’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	45

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
46	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
William K. Bacic#
James R. Boyle
William H. Cunningham*
Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo^
Thomas R. Wright#
Officers
Kristie M. Feinberg
President
Fernando A. Silva‡
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Robert J. Isch, CFA
Gregg R. Thomas, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: HEQ

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
# Appointed to serve as Trustee effective as of August 1, 2024.
* Member of the Audit Committee
^ Mr. Russo is retiring effective as of August 1, 2024.
‡ Effective July 1, 2024.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	47

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John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Dynamic Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

The fund’s investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investment Management at 800-852-0218, or visit the fund’s website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.
The John Hancock funds are distributed by John Hancock Investment Management Distributors LLC. Member FINRA SIPC.

EXCHANGE-TRADED FUNDS

Corporate Bond ETF
Disciplined Value International Select ETF
Dynamic Municipal Bond ETF
Fundamental All Cap Core ETF
High Yield ETF
International High Dividend ETF
Mortgage-Backed Securities ETF
Multifactor Developed International ETF
Multifactor Emerging Markets ETF
Multifactor Large Cap ETF
Multifactor Mid Cap ETF
Multifactor Small Cap ETF
Preferred Income ETF
U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

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MF3666236	P15SA 6/24
8/24

ITEM 2. CODE OF ETHICS.

Item is not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Item is not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item is not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Item is not applicable at this time.

ITEM 6. INVESTMENTS.

(a)Refer to information included in Item 1.

(b)Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENTINVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Refer to information included in Item 1.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item is not applicable at this time.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)Item is not applicable at this time.

(b)Item is not applicable at this time.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)REGISTRANT PURCHASES OF EQUITY SECURITIES

	Total		Total number of	Maximum number of
	number of	Average price per	shares purchased as	shares that may yet be
	shares		part of publicly	purchased under the
Period	purchased	share	announced plans*	plans*
Jan-24	-	-	-	1,215,124
Feb-24	-	-	-	1,215,124
Mar-24	-	-	-	1,215,124
Apr-24	33,000	9.84	33,000	1,182,124
May-24	13,000	10.08	13,000	1,169,124
Jun-24	-	-	-	1,169,124
Total	46,000	-	46,000

*In December 2011, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2023. The current plan is in effect between January 1, 2024 and December 31, 2024.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Item is not applicable at this time.

ITEM 19. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(2) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President

Date: August 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President
Date:	August 9, 2024
By:	/s/ Fernando A. Silva
--------------------------------
Fernando A. Silva
Chief Financial Officer
Date:	August 9, 2024